Exhibit 10.2
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 10, 2011, by and among P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as seller (the “Seller”), PEABODY ENERGY CORPORATION, a Delaware corporation (“Peabody”), as initial servicer (in such capacity, collectively, together with its successors and permitted assigns in such capacity, the “Servicer”), the various Sub-Servicers listed on the signature pages hereto (the “Sub-Servicers”), the Purchaser Agents (the “Purchaser Agents”) and the LC Participants listed on the signature pages hereto (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of January 25, 2010 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
     2. Concurrently herewith, the Fee Letter for each Purchaser Group is being amended and restated by the parties thereto (each such amended and restated Fee Letter, an “A&R Fee Letter”).
     3. Concurrently herewith, the Sale Agreement is being amended by the parties thereto (the, “Sale Agreement Amendment”).
     4. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Amendment to the Agreement. The Agreement is hereby amended as follows:
          (a) Pursuant to Section 1.12 of the Agreement, the Facility Termination Date scheduled to occur on May 10, 2011 pursuant to the clause (d) of the definition thereof is hereby extended to May 8, 2012, and the definition of “Facility Termination Date” set forth in Exhibit I of the Agreement is amended by replacing the date “May 10, 2011” where it appears in clause (d) thereof with the date “May 8, 2012”.
          (b) Pursuant to Section 1.12 of the Agreement, the Facility Termination Date scheduled to occur on May 12, 2012 pursuant to the clause (a) of the definition thereof is hereby amended to May 8, 2012, and the definition of “Facility Termination Date” set forth in Exhibit I of the Agreement is amended by replacing the date “May 12, 2012” where it appears in clause (a) thereof with the date “May 8, 2012”.

          (c) Section 1.13 of the Agreement is amended by replacing the parenthetical “(and, if applicable, on behalf of, or for the account of, the Servicer or any Sub-Servicer)” where it appears therein with the parenthetical “(and, if applicable, on behalf of, or for the account of, the Servicer or any Sub-Servicer (or such the Servicer’s or any Sub-Servicer’s, as applicable, designee, which designee shall be a Subsidiary of such Sub-Servicer or the Servicer, as applicable))”.
(d)	Section 1.15 of the Agreement is amended and restated as follows:

The Seller shall authorize and direct the LC Bank to name the Seller, the Servicer or any Sub-Servicer (or such the Servicer’s or any Sub-Servicer’s, as applicable, designee, which designee shall be a Subsidiary of such Sub-Servicer or the Servicer, as applicable)) as the “Applicant” or “Account Party” of each Letter of Credit.
          (e) Section 1.18 of the Agreement is amended by adding the phrase “and shall cause the Servicer or any Sub-Servicer (or such the Servicer’s or any Sub-Servicer’s, as applicable, designee, which designee shall be a Subsidiary of such Sub-Servicer or the Servicer, as applicable)) named as the “Applicant” or “Account Party” of any Letter of Credit to agree to be bound by” immediately after the phrase “The Seller agrees to be bound by” where it appears therein.
          (f) The first sentence Section 1.22 of the Agreement is amended and restated as follows:
As between the Seller, on the one hand, and the Administrator, the LC Bank, the LC Participants, the Purchaser Agents and the Purchasers, on the other, the Seller assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, (x) the respective beneficiaries or (y) the Servicer or any Sub-Servicer (or such the Servicer’s or any Sub-Servicer’s, as applicable, designee, which designee shall be a Subsidiary of such Sub-Servicer or the Servicer, as applicable)) named as the “Applicant” or “Account Party” of such Letters of Credit.
          SECTION 2. Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Immediately after giving effect to this Amendment, no Termination Event or Unmatured Termination Event shall exist.
     SECTION 3. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 4. Conditions Precedent and Subsequent to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following, each in form and substance satisfactory to the Administrator:
     (a) counterparts of this Amendment executed by each of the parties hereto;
     (b) counterparts of that certain Eleventh Amendment to Purchase and Sale Agreement, dated as of the date hereof (the “Eleventh PSA Amendment”), by and among the parties thereto;
     (c) satisfaction of each condition precedent set forth in Section 5 of the Eleventh PSA Amendment; and
     (d) such other documents and instruments as the Administrator may reasonably request.
     SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
     SECTION 7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC, as Seller

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY ENERGY CORPORATION, as initial Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY ARCLAR MINING, LLC, as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY MIDWEST MINING, LLC,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

TWENTYMILE COAL, LLC,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY CABALLO MINING, LLC,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

COALSALES II, LLC,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY WESTERN COAL COMPANY,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY POWDER RIVER MINING, LLC,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY HOLDING COMPANY, LLC,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY COALTRADE, LLC,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PEABODY COALSALES, LLC,
as Sub-Servicer

By:	/s/ Chino Kim

Name: Chino Kim
Title: Assistant Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ William P. Falcon

Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Richard Munsick

Name: Richard Munsick
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon

Name: William P. Falcon
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch),
as Purchaser Agent for the Atlantic Purchaser Group

By:	/s/ Kostantina Kourmpetis

Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch),
as an LC Participant

By:	/s/ Kostantina Kourmpetis

Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director